UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2023

Lexicon Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30111	76-0474169
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2445 Technology Forest Blvd., 11th Floor
The Woodlands, Texas 77381
(Address of principal executive offices and Zip Code)

(281) 863-3000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	LXRX	The Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement

On December 29, 2023, Lexicon and one of its subsidiaries entered into a fourth amendment (the “Fourth Amendment”) to its loan and security agreement (the “Loan Agreement”) with Oxford Finance LLC and the lenders listed therein. Under the terms of the Fourth Amendment, the existing financial covenants relating to net sales of INPEFA® (sotagliflozin) and minimum cash balance requirements were each modified, with the financial covenant relating to minimum cash balance requirements becoming immediately effective rather than upon Lexicon’s exercise of its option to fund the fourth tranche and following its funding.

Such fourth tranche, under which $25 million was previously available for draw at Lexicon’s option between December 1 and December 31, 2023, will now be available upon the achievement of specified INPEFA net sales and until April 15, 2025.

Lexicon may not extend the initial 36-month interest-only period to 48 months at its option as previously contemplated.

The foregoing summary does not purport to be complete and is qualified in its entirety by the Fourth Amendment, a copy of which is attached to this report as Exhibit 10.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.		Description
*†10.1	—	Fourth Amendment to Loan and Security Agreement, dated December 29, 2023, with Oxford Finance, LLC and the lenders listed therein
EX-104	—	Cover Page Interactive Data File (embedded within the Inline XBRL document)
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*    Filed herewith.
†    In accordance with Item 601(b)(2)(ii) of Regulation S-K, certain information (indicated by “[**]”) has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the Company if publicly disclosed.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lexicon Pharmaceuticals, Inc.

Date: December 29, 2023	By:	/s/ Brian T. Crum
Brian T. Crum
Senior Vice President and General Counsel